--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:                                               January 15, 1999

  We are pleased to present to you the Quarterly Report of The United Kingdom Fund, Inc. (the "Fund"). On December 31, 1998, the end of the period under review, the Fund's net assets totalled $60.6 million. This represents a net asset value per share of $15.29, a rise of 10.81% per annum from its initial value after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with an increase of 11.64% per annum in the FTSE All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $14.438 per share on the New York Stock Exchange, which represents a 5.57% discount to the Fund's net asset value per share, and an annual return of 9.79% per annum from its initial value, assuming reinvestment of dividends and distributions.

  On November 24, 1998, The Board of Directors decided to pursue the option of liquidating the Fund. Implementation of liquidation will require the approval of a majority of the Fund's outstanding shares. The special shareholder meeting to vote on the proposal to liquidate will be held on April 14, 1999. During the quarter ended December 31, 1998, the Fund repurchased 50,000 or 1.25% of its outstanding shares.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

    /s/ Anthony M. Solomon         /s/ J. Loughlin Callahan

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the fourth quarter, your Fund experienced a rise in net asset value of 8.64%, which compared with a 12.11% increase in the FTSE All-Share Index. For the calendar year 1998, the Fund's net asset value has increased by 10.31%, which compares with a 15.41% increase in the FTSE All-Share Index. These results are recorded in total return and dollar based terms, with net dividends reinvested.

  Also during the fourth quarter, the equity market recovered from the weakness of the late summer. There was extreme volatility in share prices, however, with significant variations in performance of stocks even in the same sectors.

  At the beginning of the fourth quarter, the market was still concerned about global liquidity and deflation. However, subsequent reductions in U.K. and U.S. interest rates quickly improved sentiment as investors took comfort from the central banks' desire to avoid liquidity problems. Meanwhile, the U.K. industrial background continued to deteriorate with a significant fall in exports and domestic demand. The lack of pricing power for U.K. companies caused continued pressure on profit margins and earnings forecasts were scaled back across a wide range of sectors. Despite reductions in interest rates to 6.25% by the end of December, the gloom began to spread to the services sector, where in particular, many retailers experienced very dull holiday trading.

  The worst performing sectors were oil exploration, property and household goods. The weak oil price led the oil sector to underperform. The fall in the property sector was a result of fears of economic slowdown and illiquidity in the shares. The food and general retailing sectors were affected by declining consumer confidence and increasing price competition. Utilities failed to participate in the market rise as investors refocused on regulatory concerns and the sector's lack of earnings growth. In contrast, general industrials held up well as corporate buying was encouraged by the low ratings.

ECONOMIC & MARKET OUTLOOK

  The U.K. equity market, along with global equity markets, has recovered strongly from the depressed levels at the beginning of the fourth quarter. Liquidity pressures have eased with the lowering of U.S. interest rates and similar lowering in the U.K. As the risk of further country defaults recedes, investors have been keen to add to their equity weightings rather than invest in bonds at current low yields.

  The U.K. economy currently shows little expansion, with observers waiting for the recent lowering in interest rates to re-stimulate growth. Manufacturing companies are still reporting difficult trading, with few signs of an immediate improvement in either exports or domestic consumer confidence. Intense price competition continues to restrict profit margins. The poor weather last year contributed to the difficult retail environment, but lower interest rates should bring about some degree of recovery in the first quarter of 1999. Overall, the U.K. economy should still avoid a recession.

  Corporate profits are likely to remain under pressure which may encourage corporate management to consider mergers and take-overs to maintain growth. Even the largest companies such as British Petroleum, Vodafone Group, Zeneca Group and British American Tobacco are currently completing mergers to enable strong cost-cutting. Smaller and medium-sized companies have seen their share prices fall to extremely low levels, at where they make attractive take-over targets, especially for U.S. or financial buyers. We anticipate a continuation of both the very large mergers and the smaller industrial deals.

  Even with heavy corporate activity, we believe U.K. companies will show very modest earnings and dividend growth in 1999. Inflation will likely remain low and interest rates may decline further, allowing current ratings to be sustained. Inevitably, the volatility experienced over the last year will be a feature again. Although buying by index-tracking funds will support large market-capitalization stocks, those smaller companies which attract predators may exhibit the best performance in 1999.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at December 31, 1998 are outlined below:

                                                                   % OF FTSE
                                                      % U.K.       ALL-SHARE
                                                       FUND          INDEX
                                                    -----------  -------------
Mineral Extraction................................         9.8           7.8
General Industrials...............................        18.2           9.2
Consumer Goods....................................        29.5          19.3
Services..........................................         6.9          30.6
Utilities.........................................        18.6           5.8
Finance...........................................        17.0          24.6
Investment Trusts.................................         0.0           2.7

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  We purchased Vodafone Group, and increased the holding in British Telecommunications to take advantage of the strength of the telecommunications sector. We sold the holdings of Imperial Chemical Industries and Seton Scholl Healthcare Group and reduced Abbey National.

  The Fund's ten largest equity holdings as at December 31, 1998 were:

  GLAXO WELLCOME

     Market Price as at 12/31/98.................................   2068p
     Prospective Earnings per share (to December 1999)...........   55.7p
     Prospective Earnings Multiple...............................   37.1x

  Glaxo Wellcome was the largest stock in the U.K. equity market, as at December 31, 1998. It is one of the world's major pharmaceuticals companies, with leading drugs in many therapeutic areas. Two of its previous best-selling drugs, Zantac and Zovirax continue to decline following the expiration of their U.S. patents, but sales growth in the respiratory, HIV and central nervous system therapy areas remains strong. Although highly rated, Glaxo Wellcome is expected to show continued steady earnings growth.

  NATIONAL WESTMINSTER BANK

     Market Price as at 12/31/98.................................   1159p
     Prospective Earnings per share (to December 1999)...........   84.0p
     Prospective Earnings Multiple...............................   13.8x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks, it is undergoing a strategy of branch closures and reductions in its workforce through the establishment of new processing centers. It has recently reorganized its remaining investment banking activities, having sold its securities operation to Bankers Trust Corp. The release of capital from this sale leaves scope for a share buyback, which could significantly improve the return on equity. Profits are expected to continue their steady growth helped by low bad debts and increasing fee income. National Westminster Bank is a likely participant in any consolidation of the U.K. banking sector.

  BARCLAYS

     Market Price as at 12/31/98.................................   1296p
     Prospective Earnings per share (to December 1999)...........  105.6p
     Prospective Earnings Multiple...............................   12.3x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and has been successful in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions. Barclays has sought to increase its return on capital and we expect a continued focus on improving shareholder value.

  BRITISH TELECOMMUNICATIONS

     Market Price as at 12/31/98.................................    905p
     Prospective Earnings per share (to March 1999)..............   32.6p
     Prospective Earnings Multiple...............................   27.8x

  British Telecommunications ("BT") is the leading fixed line telecommunications company in the U.K. It also has a number of European joint venture interests and has recently concluded an agreement with AT&T Corp. to combine their international operations. The new venture will own cross border networks including the Concert operation in which BT has a 75% stake. BT also has a stake in Cellnet Data Systems Inc., the second largest mobile telephone company in the U.K., as well as valuable investments in Syntegra and Yellow Pages. Although the shares have had a significant re-rating, we believe BT remains an attractive growth stock.

  BRITISH PETROLEUM

     Market Price as at 12/31/98.................................    897p
     Prospective Earnings per share (to December 1999)...........   40.4p
     Prospective Earnings Multiple...............................   22.2x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile, which recently merged with Amoco Corp. The merged group, known as BP Amoco, became the largest company in the U.K. market on January 1, 1999, and will rank alongside Exxon Corp. in terms of reserves and capital employed. Amoco was the market leader in gas production in the U.S. and the combined company will be a major force in gasoline retailing and chemicals. BP is expected to show steady dividend progression based on its strong cashflow, despite the present weakness of the crude oil price.

  SHELL TRANSPORT & TRADING

     Market Price as at 12/31/98.................................    369p
     Prospective Earnings per share (to December 1999)...........   16.1p
     Prospective Earnings Multiple...............................   22.9x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Although profits in 1999 may be depressed by the very low oil price, they are expected to recover over the next few years. Shell Transport & Trading has recently announced a merger of its refining and marketing interests with Texaco Inc., which should improve profitability. Cashflow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect steady dividend progression for at least the next two years.

  ALLIED DOMECQ

     Market Price as at 12/31/98.................................    554p
     Prospective Earnings per share (to August 1999).............   43.0p
     Prospective Earnings Multiple...............................   12.9x

  Allied Domecq is an international spirits company with several leading brands, including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through its pub chains and off-licenses and owns the franchises to Dunkin' Donuts Inc. and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress as the management maximizes the profitability of its brand portfolio. It has recently agreed to the sale of Cantrell and Cochrane Inc. for $850 million and may look to dispose of other non-core assets.

  GENERAL ELECTRIC CO.

     Market Price as at 12/31/98.................................    542p
     Prospective Earnings per share (to March 1999)..............   26.1p
     Prospective Earnings Multiple...............................   20.8x

  General Electric Co. ("GEC") is the U.K.'s leading electronics and electrical systems company. GEC has recently agreed to the merger of Marconi, its defense electronics business with British Aerospace. GEC shareholders will receive shares in the enlarged British Aerospace. We expect the merger to lead to substantial annual cost savings and enhanced growth prospects for British Aerospace. GEC should become a focused communications and technology company with a strong balance sheet to fund growth opportunities.

  NATIONAL GRID GROUP

     Market Price as at 12/31/98.................................    479p
     Prospective Earnings per share (to March 1999)..............   22.1p
     Prospective Earnings Multiple...............................   21.7x

  The National Grid Group is the monopoly owner of the electricity transmission network in England and Wales between the generators, regional distribution networks and industrial customers. It has recently agreed to purchase New England Electric Systems, an electricity transmission and distribution business based in Massachusetts and plans to make further U.S. acquisitions. It has completed a secondary offering of shares in its majority owned subsidiary, Energis, a long distance telecommunications company. Energis is growing rapidly in business telecommunications, following the acquisition of Planet Online, formerly the U.K.'s largest independent internet service provider.

  BARR (AG)

     Market Price as at 12/31/98.................................    437p
     Prospective Earnings per share (to January 2000)............   49.0p
     Prospective Earnings Multiple...............................    8.9x

  Barr (AG) is a manufacturer of branded soft drinks based in Scotland. Profit margins are now benefiting from its investment in modern manufacturing facilities in Cumbernauld. The restructuring of the U.K. soft drinks industry is likely to present interesting opportunities for leading independent companies such as Barr (AG). Earnings are expected to grow steadily over the next few years.

ECONOMIC AND MONETARY UNION (EMU)

  Certain European countries have agreed to enter into the EMU to the effect, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU has established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) were redenominated in the euro and, thereafter, will be listed, traded and will make dividend and other payments only in euros.

    - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

    - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example, if securities re-denominated in euros are transferred back into that country's national currency.

    - Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign tax laws.

    - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the system used by the Fund's other service providers, or entities with which the Fund or its service providers do business are not capable of recognizing the euro as a distinct currency.

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accomodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to address that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

-----------------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           97.1% OF NET ASSETS
           COMMON STOCKS--97.1%
           ALCOHOLIC BEVERAGES--4.1%
  250,000  Allied Domecq plc Ord 25p.........................  $ 2,306,457
  462,299  Merrydown plc Ord 25p*............................      219,215
                                                               -----------
                                                                 2,525,672
                                                               -----------
           BANKS, RETAIL--16.4%
   60,000  Abbey National plc Ord 10p........................    1,284,794
  150,000  Barclays plc Ord 100p.............................    3,234,447
  200,000  National Westminster Bank plc Ord 100p............    3,856,711
  100,000  Royal Bank of Scotland Group plc Ord 25p..........    1,597,258
                                                               -----------
                                                                 9,973,210
                                                               -----------
           BUILDING MATERIALS & MERCHANTS--3.3%
  285,000  Johnston Group plc Ord 10p........................    1,446,267
  550,000  Norcros plc Ord 25p...............................      539,906
                                                               -----------
                                                                 1,986,173
                                                               -----------
           CHEMICALS--2.7%
  530,000  UCM Group plc Ord 5p..............................      696,636
   35,000  Wolstenholme Rink plc Ord 25p.....................      264,962
  337,500  Yorkshire Group plc Ord 25p.......................      659,805
                                                               -----------
                                                                 1,621,403
                                                               -----------
           CONSTRUCTION--0.5%
  344,370  Vibroplant plc Ord 5p.............................      326,591
                                                               -----------
           DISTRIBUTORS--2.6%
  250,000  John Menzies plc Ord 25p..........................    1,559,822
                                                               -----------
           DIVERSIFIED INDUSTRIALS--2.0%
  200,000  Wardle Storeys plc Ord 10p........................    1,189,624
                                                               -----------
           ELECTRICITY--3.4%
  255,000  National Grid Group plc Ord 10p...................    2,035,443
                                                               -----------
           ELECTRONICS & ELECTRICAL EQUIPMENT--6.1%
1,000,000  Alphameric plc Ord 2.5p*..........................      757,034
  370,000  CML Microsystems plc Ord 5p.......................      455,551
  235,200  General Electric Co. plc Ord 5p...................    2,122,955
  100,000  Roxboro Group plc Ord 1p..........................      382,676
                                                               -----------
                                                                 3,718,216
                                                               -----------
           ENGINEERING-GENERAL--2.1%
  331,186  Ash & Lacy plc Ord 5p.............................      570,317
  233,333  Vickers plc Ord 50p...............................      702,682
                                                               -----------
                                                                 1,272,999
                                                               -----------
           ENGINEERING-VEHICLES--1.0%
  180,000  LucasVarity plc Ord 25p...........................      600,469
                                                               -----------
           FOOD PRODUCERS--5.6%
  260,000  Barr (AG) plc Ord 25p.............................    1,890,421
  200,000  CPL Aromas plc Ord 10p............................      297,822
1,000,000  Finlay (James) plc Ord 25p........................    1,197,943
                                                               -----------
                                                                 3,386,186
                                                               -----------
           GAS DISTRIBUTION--2.5%
  176,470  BG plc Ord 25p....................................    1,113,526
  200,000  Centrica plc Ord 5p*..............................      402,642
                                                               -----------
                                                                 1,516,168
                                                               -----------

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
           HOUSEHOLD GOODS & TEXTILES--3.3%
  350,000  French plc Ord 10p*...............................  $   183,435
  165,000  Shiloh plc Ord 25p................................      356,887
1,550,000  Sirdar plc Ord 25p................................    1,469,976
                                                               -----------
                                                                 2,010,298
                                                               -----------
           LEISURE & HOTELS--1.2%
  275,000  MacDonald Hotels plc Ord 5p.......................      748,091
                                                               -----------
           OIL, INTEGRATED--9.5%
  200,000  British Petroleum plc Ord 25p+....................    2,986,539
  450,000  Shell Transport & Trading plc Ord 25p (Regd.).....    2,764,628
                                                               -----------
                                                                 5,751,167
                                                               -----------
           PHARMACEUTICALS--14.3%
  150,000  Glaxo Wellcome plc Ord 25p........................    5,161,139
  125,000  SmithKline Beecham plc Ord 6.5p...................    1,747,001
   40,000  Zeneca Group plc Ord 25p..........................    1,741,676
                                                               -----------
                                                                 8,649,816
                                                               -----------
           RETAILERS-GENERAL--0.7%
  106,250  Courts plc Ord 25p................................      402,174
                                                               -----------
           SUPPORT SERVICES--0.6%
  450,000  Alpha Airports Group plc Ord 10p..................      348,152
                                                               -----------
           TELECOMMUNICATIONS--7.7%
  200,000  British Telecommunications plc Ord 25p............    3,013,160
  100,000  Vodafone Group plc Ord 5p.........................    1,623,879
                                                               -----------
                                                                 4,637,039
                                                               -----------
           TOBACCO--1.3%
   87,500  British American Tobacco plc Ord 25p..............      769,408
                                                               -----------
           TRANSPORT--1.7%
  150,000  British Airways plc Ord 25p.......................    1,011,389
                                                               -----------
           WATER--4.5%
   93,333  Anglian Water plc Ord 100p........................    1,295,110
   75,000  Pennon Group plc Ord 100p.........................    1,450,010
                                                               -----------
                                                                 2,745,120
                                                               -----------
           TOTAL COMMON STOCKS
             (cost $42,964,259)..............................   58,784,630
                                                               -----------
UNITED STATES SHORT-TERM INVESTMENT--5.9%
           OF NET ASSETS
1,500,387  Federated Investors, Trust for Short-Term U.S.
             Government Securities++--(cost $3,594,452)......    3,594,452
                                                               -----------
           Total Investments (cost $46,558,711)--103.0%......   62,379,082
                                                               -----------
           Liabilities in excess of cash and other assets--
             (3.0%)..........................................   (1,796,336)
                                                               -----------
                                                               -----------
           NET ASSETS--100.0%................................  $60,582,746
                                                               -----------
                                                               -----------
           NUMBER OF SHARES ISSUED AND OUTSTANDING...........    3,961,655
                                                               -----------
                                                               -----------
           NET ASSET VALUE PER SHARE.........................       $15.29
                                                               -----------
                                                               -----------

------------------
 * Non-income producing securities.
 + On January 5, 1999, as a result of a merger the company changed its name to
   BP Amoco plc.
++ Money market fund.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.

AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
-----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in US dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value as determined on the record date for that dividend. Whenever the market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from US $100 to US $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in US dollars. Optional cash payments drawn on a non-US bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge US $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any US income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

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DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President, Assistant Treasurer
     RITA J. KLEINMAN, Secretary
     THADDEA M. MAGUIRE, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value, market data, shareholder inquiries and requests for Fund reports, please call 1-212-272-2323.)

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The Statement of Investments included herein are taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the US dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO).

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds," and are also available on REUTERS under the designation "MAMINDEX".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  A Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                                QUARTERLY REPORT

                               DECEMBER 31, 1998